UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  January 2, 2026

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC.	59-2449419
700 Universe Boulevard
Juno Beach, Florida 33408
(561) 694-4000

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	NEE	New York Stock Exchange
7.299% Corporate Units	NEE.PRS	New York Stock Exchange
7.234% Corporate Units	NEE.PRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 2 – FINANCIAL INFORMATION

Item 2.02  Results of Operations and Financial Condition

The information set forth in Item 7.01 below relating to the 2025 results of operations and financial condition of NextEra Energy, Inc. (NEE) is incorporated herein by reference.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

Members of NEE's senior management team will participate in various investor meetings throughout January 2026. They plan to discuss, among other things, that its adjusted earnings per share expectations through 2032, its long-term growth target from 2032 to 2035 and its dividend per share growth expectations for 2026, 2027 and 2028 remain unchanged.

NEE continues to expect adjusted earnings per share for 2025 and 2026 to be between $3.62 and $3.70 and between $3.92 and $4.02, respectively, and expects compound annual growth in adjusted earnings per share of at least 8% annually through 2032, based on the expected 2025 adjusted earnings per share range. In addition, NEE continues to target long-term adjusted earnings per share growth of at least 8% through 2035, also based on the expected 2025 adjusted earnings per share range.

NEE continues to expect dividends per share growth of approximately 10% annually through 2026, off a 2024 base and expects dividends per share growth of approximately 6% annually for 2027 and 2028, off a 2026 base. Dividend declarations are subject to the discretion of the board of directors of NEE.

This Current Report on Form 8-K refers to adjusted earnings per share expectations. NEE does not provide a quantitative reconciliation of forward-looking adjusted earnings per share to earnings per share, the most directly comparable GAAP financial measure, because certain information needed to reconcile these measures is not available without unreasonable efforts due to the inherent difficulty in forecasting and quantifying these measures. These items include, but are not limited to, the effects of non-qualifying hedges and unrealized gains and losses on equity securities held in NextEra Energy Resources, LLC's nuclear decommissioning funds and other than temporary impairments. These items could significantly impact GAAP earnings per share. Expectations regarding adjusted earnings and dividends per share growth and other forward-looking statements assume, among other things: normal weather and operating conditions; positive macroeconomic conditions in the U.S. and Florida; supportive commodity markets; current forward curves; public policy support for wind, solar and storage development and construction; market demand for generation development and capacity needs; market demand and policy support for transmission development and expansion; market demand for pipeline capacity; access to capital at reasonable cost and terms; rate case outcomes consistent with historical; no adverse litigation decisions; and no changes to governmental policies or incentives.

NEE's management uses adjusted earnings, which is a non-GAAP financial measure, internally for financial planning, analysis of performance, reporting of results to the board of directors and as an input in determining performance-based compensation under the company's employee incentive compensation plans. NEE also uses earnings expressed in this fashion when communicating its financial results and earnings outlook to analysts and investors.

Cautionary Statements and Risk Factors That May Affect Future Results

This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical facts, but instead represent the current expectations of NextEra Energy, Inc. (together with its subsidiaries, NextEra Energy) regarding future operating results and other future events, many of which, by their nature, are inherently uncertain and outside of NextEra Energy's control. Forward-looking statements in this Form 8-K include, among others, statements concerning adjusted earnings per share expectations and future operating performance and statements concerning future dividends. In some cases, you can identify the forward-looking statements by words or phrases such as “will,” “may result,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “seek,” “potential,” “projection,” “forecast,” “predict,” “goals,” “target,” “outlook,” “should,” “would” or similar words or expressions. You should not place undue reliance on these forward-looking statements, which are not a guarantee of future performance. The future results of NextEra Energy and its business and financial condition are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, or may require it to limit or eliminate certain operations. These risks and uncertainties include, but are not limited to, those discussed in this Form 8-K and the following: effects of extensive regulation of NextEra Energy's business operations; inability of NextEra Energy to recover in a timely manner any significant amount of costs, a return on certain assets or a reasonable return on invested capital through base rates, cost recovery clauses, other regulatory mechanisms or otherwise; impact of political, regulatory, operational and economic factors on regulatory decisions important to NextEra Energy; effect of any reductions or modifications to, or elimination of, governmental incentives or policies that support clean energy projects or the imposition of additional tax laws, tariffs, duties, policies or other costs or assessments on clean energy or equipment necessary to generate, store or deliver it; impact of new or revised laws, regulations, executive orders, interpretations or constitutional ballot and regulatory initiatives on NextEra Energy; capital expenditures, increased operating costs and various liabilities attributable to environmental laws, regulations and other standards applicable to NextEra Energy; effects on NextEra Energy of federal or state laws or regulations mandating new or additional limits on the production of greenhouse gas emissions; exposure of NextEra Energy to significant and increasing compliance costs and substantial monetary penalties and other sanctions as a result of extensive federal, state and local government regulation of its operations and businesses; effect on NextEra Energy of changes in tax laws, guidance or policies as well as in judgments and estimates used to determine tax-related asset and liability amounts; impact on NextEra Energy of adverse results of litigation; impacts of NextEra Energy of allegations of violations of law; effect on NextEra Energy of failure to proceed with projects under development or inability to complete the construction of (or capital improvements to) electric generation, storage, transmission and distribution facilities, natural gas and oil production and transportation facilities or other facilities on schedule or within budget; impact on development and operating activities of NextEra Energy resulting from risks related to project siting, planning, financing, construction, permitting, governmental approvals and the negotiation of project development agreements, as well as supply chain disruptions; risks involved in the operation and maintenance of electric generation, storage, transmission and distribution facilities, natural gas and oil production and transportation facilities, and other facilities; effect on NextEra Energy of a lack of growth, slower growth or a decline in the number of customers or in customer usage; impact on NextEra Energy of severe weather and other weather conditions; threats of terrorism and catastrophic events that could result from geopolitical factors, terrorism, cyberattacks or other attempts to disrupt NextEra Energy's business or the businesses of third parties; inability to obtain adequate insurance coverage for protection of NextEra Energy against significant losses and risk that insurance coverage does not provide protection against all significant losses; a prolonged period of low natural gas and oil prices, disrupted production or unsuccessful drilling efforts could impact NextEra Energy’s natural gas and oil production and transportation operations and cause NextEra Energy to delay or cancel certain natural gas and oil production projects and could result in certain assets becoming impaired; risk of increased operating costs resulting from unfavorable supply costs necessary to provide full energy and capacity requirements services; inability or failure to manage properly or hedge effectively the commodity risk within its portfolio; effect of reductions in the liquidity of energy markets on NextEra Energy's ability to manage operational risks; effectiveness of NextEra Energy's risk management tools associated with its hedging and trading procedures to protect against significant losses, including the effect of unforeseen price variances from historical behavior; impact of unavailability or disruption of power transmission or commodity transportation operations on sale and delivery of power or natural gas; exposure of NextEra Energy to credit and performance risk from customers, hedging counterparties and vendors; failure of counterparties to perform under derivative contracts or of requirement for NextEra Energy to post margin cash collateral under derivative contracts; failure or breach of NextEra Energy's information technology systems; risks to NextEra Energy's retail businesses from compromise of sensitive customer data; losses from volatility in the market values of derivative instruments and limited liquidity in over-the-counter markets; impact of negative publicity; inability to maintain, negotiate or renegotiate acceptable franchise agreements; occurrence of work strikes or stoppages and increasing personnel costs; NextEra Energy's ability to successfully identify, complete and integrate acquisitions, including the effect of increased competition for acquisitions; environmental, health and financial risks associated with ownership and operation of nuclear generation facilities; liability of NextEra Energy for significant retrospective assessments and/or retrospective insurance premiums in the event of an incident at certain nuclear generation facilities; increased operating and capital expenditures and/or reduced revenues at nuclear generation facilities resulting from orders or new regulations of the Nuclear Regulatory Commission; inability to operate any of NextEra Energy’s owned nuclear generation units through the end of their respective operating licenses or planned license extensions; effect of disruptions, uncertainty or volatility in the credit and capital markets or actions by third parties in connection with project-specific or other financing arrangements on NextEra Energy's ability to fund its liquidity and capital needs and meet its growth objectives; defaults or noncompliance related to project-specific, limited-recourse financing agreements; inability to maintain current credit ratings; impairment of liquidity from inability of credit providers to fund their credit commitments or to maintain their current credit ratings; poor market performance and other economic factors that could affect NextEra Energy's defined benefit pension plan's funded status; poor market performance and other risks to the asset values of nuclear decommissioning funds; changes in market value and other risks to certain of NextEra Energy's assets and investments; effect of inability of NextEra Energy subsidiaries to pay upstream dividends or repay funds to NextEra Energy or of NextEra Energy's performance under guarantees of subsidiary obligations on NextEra Energy's ability to meet its financial obligations and to pay dividends on its common stock; the fact that the amount and timing of dividends payable on NextEra Energy's common stock, as well as the dividend policy approved by NextEra Energy's board of directors from time to time, and changes to that policy, are within the sole discretion of NextEra Energy's board of directors and, if declared and paid, dividends may be in amounts that are less than might be expected by shareholders; XPLR Infrastructure, LP’s inability to access sources of capital on commercially reasonable terms could have an effect on its ability to consummate future acquisitions and on the value of NextEra Energy’s limited partner interest in XPLR Operating Partners, LP; effects of disruptions, uncertainty or volatility in the credit and capital markets on the market price of NextEra Energy's common stock; and the ultimate severity and duration of public health crises, epidemics and pandemics, and its effects on NextEra Energy’s business. NextEra Energy discusses these and other risks and uncertainties in its annual report on Form 10-K for the year ended December 31, 2024 and other Securities and Exchange Commission (SEC) filings, and this Form 8-K should be read in conjunction with such SEC filings. The forward-looking statements made in this Form 8-K are made only as of the date of this Form 8-K and NextEra Energy undertakes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 2, 2026

NEXTERA ENERGY, INC
(Registrant)
WILLIAM J. GOUGH
William J. Gough
Vice President, Controller and Chief Accounting Officer